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                                                                   Exhibit 10.65
                               KEE JOINT VENTURE /
                     FIST LIGHT FILMS/AMERICAN ARTIST FILMS/
                                I.J. KAPPLIN CO.
                             LEASE AMENDMENT-RENEWAL


This agreement, entered into this 5th day of December, 1997 by and between Kee Joint Venture known as Landlord, and First Light Films/American Artist Films hereinafter known as Tenant and I.J. Kapplin co. hereafter called "Agent".

                                   WITNESSETH:

WHEREAS, Landlord and Tenant entered into a lease dated August 15, 1996 covering premises commonly known as 1245 Fowler Street Atlanta, GA, and

WHEREAS, Landlord and Tenant desire to amend said lease in certain respects,

NOW THEREFORE, in consideration of the sum of TEN DOLLARS, each paid to the other, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree that said lease is hereby amended as follows:

1. The monthly rental shall increase to $3400.00 commencing January 1, 1998.

2. The term of said lease is extended to December 31, 1998.

3. The tenant name is changed from First Light Films to American Artists Film Corporation.

All other terms, conditions and covenants of said lease shall remain unchanged.


IN WITNESS whereof the parties hereto have hereunto set their hands and seals this 5th day of January, 1998.


FAX SIGNATURES ARE ACCEPTABLE AND BINDING TO ALL PARTIES.

LANDLORD                                            TENANT

Kee Joint Venture                    American Artists Film Corporation

By:   /s/                            By: /s/  J. Eric Van Atta, Vice President
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                                     By:
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I.J. Kapplin Co.

/s/ Lynn Carden
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Lynn Carden